Operational Update
Merger with Edge Petroleum
July 2008
Filed by Chaparral Energy, Inc.
Pursuant to Rule 165 and 425 under
the Securities Act of 1933, as amended
Subject Company: Edge Petroleum Corporation
Exchange Act File Number: 000-22149
Dated July 15, 2008
Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements.  These forward-looking statements relate to, among other things, our financial and operating performance and results, our business strategy, market prices, our future commodity price risk management activities, and our plans and forecasts.  We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We may use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “target,” “continue,” “intend,” “plan,”
“budget” and other similar words to identify forward-looking statements.  You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information.  We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law.  These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to fluctuations in prices of oil and natural gas, future capital requirements and availability of financing, estimates of reserves, geological concentration of our reserves, risks associated with drilling and operating wells, discovery, acquisition, development and replacement of oil and natural gas reserves, cash flow and liquidity, timing and amount of future production of oil and natural gas, availability of drilling and production equipment, marketing of oil and natural gas, developments in oil-producing and natural gas-producing countries, competition, general economic conditions, governmental regulations, receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts, hedging decisions, including whether or not to enter into derivative financial instruments, events similar to those of September 11, 2001, actions by third party co-owners of interests in properties in which we also own an interest, and fluctuations in interest rates.
We believe it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  When considering our forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in our prospectus.  The risk factors noted in our prospectus and other factors noted throughout our prospectus provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those contained in any forward-looking statement.  Please read the section entitled “Risk Factors” in our prospectus for a discussion of certain risks of our business and an investment in our common stock.

Additional Information
In connection with the proposed merger, Chaparral and Edge intend to file materials relating to the transaction with the SEC, including a registration statement of Chaparral, which will include a prospectus of Chaparral and a proxy statement of Edge. INVESTORS AND SECURITY HOLDERS
OF EDGE ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE
PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE
PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT CHAPARRAL, EDGE AND THE PROPOSED TRANSACTION.
Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about
Chaparral and Edge, without charge, at the SEC’s web site at
www.sec.gov.
Copies of Chaparral’s
SEC filings may also be obtained for free by directing a request to Investor Relations, Chaparral
Energy, Inc., (405) 478-8770. Copies of Edge’s SEC filings may also be obtained for free by directing a request to Investor Relations, Edge Petroleum Corporation, (713) 654-8960.
Participants in Solicitation
Chaparral and Edge and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Edge stockholders in respect of the merger. Information about these persons can be found in Chaparral’s
Form 10-K as filed with the SEC on March 31, 2008 and Edge’s Form 10-K/A as filed with the SEC on
April 29, 2008. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

4 Agenda Transaction Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Strategic
Fit
Strategic
Fit
•
Chaparral Energy and Edge Petroleum have signed a definitive merger agreement
•
Edge’s exploratory asset base is highly complementary to CPR’s large low-risk drilling and EOR portfolio
•
Increase in critical mass with combined proved reserves of 1150 Bcfe with pro forma average daily production of 172 MMcfe/d at 12/31/2007
•
The merger will increase CPR’s near-term EBITDA generation potential, production and cash flow
•
CPR’s Reserve-to-Production ratio (R/P) will be reduced from 24 years to 18 years
•
Potential for significant multiple expansion
Financing
Financing
Merger Transaction
Structure
Structure
•
Tax efficient merger transforms Chaparral into a public entity
•
Edge shareholders to own 14% of new-co
•
New-co to be listed on NYSE: CPR
•
Private placement of new preferred stock for $150 million
•
New credit facility – supported by additional hedges

6 Agenda Transaction Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Operational summary December
2007
Total proved reserves
987 Bcfe
  % Proved developed
65%
  % Crude oil
60%
SEC pretax PV-10¹
$2,672mm
R/P ratio
24.3 years
Avg. daily production
111 Mmcfe
Financial summary ($MM, except
ratios)
Year Ended
12/31/07
Avg. wellhead price ($/mcfe)
$  9.01
Oil and gas sales (prehedge)
$366.0
Adjusted EBITDA
$197.3
Revolving credit facility
$447.0
Senior notes, issued December 2005 325.0
Senior notes, issued January 2007 322.5
Other long term debt 19.7
Total debt
$1,114.2
Total debt / Adj. EBITDA
5.6x
Total debt / Boe
$6.77
Total debt / PD boe $10.46
Company Highlights
Independent E&P company, engaged in
the production, acquisition and
development of oil & gas properties
Core areas are the Mid-Continent and
Permian Basin regions
Second largest oil producer in Oklahoma
Operating Highlights:
Sept 2005 - $158 million CEI Bristol
acquisition (115 Bcfe proved reserves)
Oct 2006 - $500 million Calumet Oil
acquisition (346 Bcfe proved reserves)
Financial Highlights:
Nov 2005 - $325 million bond
placement
Sept 2006 - $102 million primary
private equity issuance (Chesapeake
Energy)
Jan 2007 - $325 million bond
placement
Company overview
1 Pricing for Dec. 2007 was $96.01/bbl and $6.795/mcf.

Operational Overview
Core area
Growth area
Acreage
Field offices
Headquarters
Gulf Coast
Reserves:  51.5 Bcfe, 5% of total
Production: 10.4 Mmcfed, 9% of total
Ouachita
Uplift
Midland
Basin
Delaware
Basin
Val Verde
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Basin
Arkoma
Basin
Fort
Worth
Basin
Sabine
Uplift
North Texas
Reserves:  18.6 Bcfe, 2% of total
Production: 3.8 Mmcfed, 3% of total
Rocky Mountains
Reserves:  22.4 Bcfe, 2% of total
Production: 2.6 Mmcfed, 2% of total
Ark-La-Tex
Reserves:  28.7 Bcfe, 3% of total
Production: 5.2 Mmcfed, 5% of total
Oklahoma City
Company Total
2007 year-end proved reserves – 987 Bcfe
2007 average daily production – 111 Mmcfe
Mid-Continent
Reserves: 757.4 Bcfe, 77% of total
Production: 72.1 Mmcfed, 65% of total
Permian Basin
Reserves:  108.3 Bcfe, 11% of total
Production: 17.2 Mmcfed, 16% of total

Key Investment Considerations
Long-lived reserves with stable and predictable production profiles
Reserves are 60% oil and 72% operated with 88% located in the Mid-
Continent and Permian Basin
Strong track record of replacing reserves at low cost through acquisitions of mature properties and creating significant value through enhancement
Low risk drilling inventory with 1,475 proved locations and 4,780 other drilling locations
Substantial upside potential with polymer and CO2 enhanced oil recovery projects
Current hedge position reduces risk associated with price volatility
Generated profits in 18 of 20 years of existence
Experienced management and operational team averaging over 25 years of experience each

304
435
618
906
987
0
100
200
300
400
500
600
700
800
900
1,000
1,100
2003 2004 2005 2006 2007
Strong Record Of Reserve And Production Growth
Year-end reserves (Bcfe)
41
32
25
19
15
0
5
10
15
20
25
30
35
40
45
2003 2004 2005 2006 2007
Annual production (Bcfe)
2003-2007 CAGR = 34%
2003-2007 CAGR = 28%

610%
468%
794%
822%
991%
301%
0%
200%
400%
600%
800%
1000%
1200%
2002 2003 2004 2005 2006 2007
Impressive Reserve Replacement At Attractive Costs
Reserve replacement ratio (%)
Reserve replacement average of 664% per year
3-year fully developed FD&A cost of $3.00/Mcfe
$1.82
$2.37
$3.00
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2005 2006 2007
3-year fully developed FD&A cost ($/Mcfe)

Total Reserve Summary
Proved Reserves
Crude Oil
(MMbbls)
Natural Gas
(Bcf)
Total
(Bcfe)
PV-10
($mm)
Capex
($mm)
Development
Costs
($/mcfe)
PDP 48.5 220.1 511.1 $1,481.9 $17.5
PDNP 13.1 49.4 128.0 $350.8 44.1 0.34
PUD 37.5 122.7 347.7 $839.2 822.3 2.36
Total Proved - 12/31/07 99.1 392.2 986.8 2,671.9 883.9

13 Agenda Transaction Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Chaparral’s Operating Strategy
Acquire mature properties and enhance production through
recompletions and workovers
Increase reserves and production through drilling of low-risk inventory
Expand drilling focus to include shorter R/P areas (Gulf Coast, etc.) to increase near-term earnings and balance long-lived reserves
Expand CO
2
pipeline infrastructure and develop 54 fields for CO
2
tertiary recovery
Hedge production to stabilize cash flow
Growth
Short-term Growth: Drilling
Mid-Term Growth:  Drilling, Acquisitions and Enhancements
Long-Term Growth:  EOR Programs
50% Growth through Drilling
50% Growth through Acquisitions, Enhancements and EOR

Oil And Gas Capital Expenditures
O&G capital expenditures ($MM)
Continued focus on drilling
2008 drilling budget by area
(1) 2007 amount represents amounts released from escrow related to
Calumet acquisition.
Note:  Excludes service company acquisition ($25 million) and potential ethanol plant investment ($30 million)
Permian Basin
23%
North Texas
9%
Other
3%
Mid-Continent
48%
Gulf Coast
17%
Component 2006 2007
2008 Expanded
Budget
Drilling $134 $121 $178
Enhancements 31               44              32
Minor Acquisitions 24               34              37
EOR Projects 13               15              22
Subtotal $202 $214 $269
Significant Acquisitions
(1)
$465 $16 $0
Total $667 $230 $269

16 Net Daily Production Net Daily Production 0 20 40 60 80 100 120 Average net daily production by quarter

Strategy – Acquire, Enhance, Drill
76% of reserves added 2004 -
2007 were through acquisitions
Continue to pursue acquisitions
in the $1 million to $20 million
range
Minor acquisitions represent
14% of planned 2008 oil and
gas capex
Selectively pursue larger
strategic acquisitions
Typical Enhancements
Disciplined Acquisitions
Enhancements
Install coiled tubing
Repair casing leaks
Install pumping units
Install plunger lift
Recompletions
Install compression
818 proved developed
projects
$43.8 million cost
$804.8 MM incremental
cash flow
19.4x ROI
>100% IRR
Low-Risk Dev Drilling
Low-risk infill or step-out wells
(99% success rate in 2007)
Inventory of 1,475 gross well
locations in proved reserves with
a net cost of $506 million
Inventory of 4,780 additional
gross well locations with a net
cost of $4,113 million
20-year inventory of drilling
locations at 2008 planned drilling
rate of 171 operated wells and
143 wells operated by others

Southwest Antioch Gibson Sand Unit
Garvin County, OK
Chaparral assumes operations
Gas Mcf/mo
Oil Bbl/mo
Area affected by gas
injection
Chaparral’s third largest
field by proved reserves.
7,000’ depth
Chaparral acreage
Field shutdown & plugging
Unit Statistics
OOIP (Mmbo) 121.8
Primary oil recovery (Mmbo) 21.2
Secondary oil recovery (Mmbo) 18.7
Cumulative gas recovery (Bcf) 255.1
Cumulative gas injection (Bcf) 142.5
Current gas-in-place (Bcf) 54.0
Low-Risk Drilling Inventory

Cleveland Sand Play
Horizontal drilling
Tight sand play
8,300’ depth
Gross reserves/well bcfe: 1.6
Gross CapEx / well $M: $2.3
Company net acres: 6,600
Total seismic sq.mi.: 0
Avg working interest: 60%
Potential drill locations: 29
Total net CapEx $MM: $36.0
Wells planned 2008: 11
2008 net CapEx $MM: $14.0
2008 Well Locations
Drilling or Recent Completions
Sections with CELLC Interests
Sections with CELLC Deep Rights
Low-Risk Drilling Inventory

22
27
30
32
33 35
Carter County, OK
Gross reserves/well bcfe: 0.4
Gross CapEx / well $M: $0.7
Company net acres: 2,235
Total seismic sq.mi.: 0
Avg working interest: 79.4%
Potential drill locations: 106
Total net CapEx $MM: $99.6
Wells planned 2008: 20
2008 net CapEx $MM: $18.8
Fox Deese Springer Unit
Fox Deese Springer Unit
WI – 79.44% (operated property)
Size – 2,235 acres;  Depth – 3300’ – 5500’
Cum. Rec. – 14MMBO (Primary & Secondary)
Producing zones - Deese, Sims, Hoxbar & Morris
Wells - 63 Producing, 46 Injection
Very Lenticular in nature, tighter sands
2008 Well Locations
Recently completed wells
5 Acre Infill Locations
Fox Deese Springer Fox Deese Springer
Sycamore Unit Sycamore Unit
Low-Risk Drilling Inventory

J. PARKER
A-943
M. KYLE
A-1158
M. KYLE
A-1163
M. KYLE
A-1153
T.& P.R.R.CO.
A-101
T.& P.R.R.CO.
A-107
T.& P.R.R.CO.
A-113
T.& P.R.R.CO.
A-95
C. TYLER
A-890
STATE
T.& P.R.R.CO.
A-119
T&P RR CO BLK 56 T1
1
10 11 12
13 14 15
16
17 18
19
2
20
21
22
23 24
25
26
27
28
29
3
30 30
31
32 33
34 35
36
37 38 39
4
40
41 42 42
43
44
45
46 46 46 46
47
48
5 6
7
8
9
A-1302
C. TYLER
W.&N.W.R.R.CO.
A-1302
E. SCHAVE
A-1316
H. HANKINS
A-1368
R. KINCHELOE
A-305
T.& P.R.R.CO.
A-140
T.& P.R.R.CO.
A-145
T.& P.R.R.CO.
A-146
T.& P.R.R.CO.
A-147
T.& P.R.R.CO.
A-148
T.& P.R.R.CO.
A-149
T.& P.R.R.CO.
A-150
T.& P.R.R.CO.
A-151
T.& P.R.R.CO.
A-152
T.& P.R.R.CO.
A-153
T.& P.R.R.CO.
A-154
T.& P.R.R.CO.
A-141
T.& P.R.R.CO.
A-155
T.& P.R.R.CO.
A-156
T.& P.R.R.CO.
A-157
T.& P.R.R.CO.
A-158
T.& P.R.R.CO.
A-159
T.& P.R.R.CO.
A-160
T.& P.R.R.CO.
A-161
T.& P.R.R.CO.
A-162
T.& P.R.R.CO.
A-142
T.& P.R.R.CO.
A-143
T.& P.R.R.CO.
A-144
W. JOHNSON
A-1128
W. JOHNSON
A-1129
W. JOHNSON
A-1130
W. JOHNSON
A-1131
W. JOHNSON
A-1132
W. JOHNSON
A-1124
W. JOHNSON
A-1133
W. JOHNSON
A-1134
W. JOHNSON
A-1135
W. JOHNSON
A-1136
W. JOHNSON
A-1137
W. JOHNSON
A-1138
W. JOHNSON
A-1327
W. JOHNSON
A-1139
W. JOHNSON
A-1140
W. JOHNSON
A-1141
W. JOHNSON
A-1142
W. JOHNSON
A-1125
W. JOHNSON
A-1143
W. JOHNSON
A-1295
W. JOHNSON
A-1126
W. JOHNSON
A-1127
W.&N.W.R.R.CO.
A-221
T&P RR CO BLK 56 T2
1
11 12
2 2
3
4 4
5
8
B. STONE
A-1321
F. JOHNSON
A-1068
J. CAMP
A-908
W.& N.W.
R.R.CO.
A-216
T.& P.R.R.CO.
A-163
W. VAUGHAN
A-641
A-215
W.&N.W.R.R.CO.
A-223
T&P RR CO BLK 57 T1
1
11 12
13
14 14 15
2 2
23
24 24
25
3
36
4 4
5
8
9
C. BOYD
A-977
R. COX & G.M.
A-1324
R. KINCHELOE
A-308
A-1326
T.& P.R.R.CO.
A-164
T.& P.R.R.CO.
A-166
T.& P.R.R.CO.
A-167
T.& P.R.R.CO.
A-1318
T.& P.R.R.CO.
A-165
W. JOHNSON
A-1146
W. JOHNSON
A-1147
W. JOHNSON
A-1328
W. JOHNSON
A-1144
W. JOHNSON
A-1330
W. JOHNSON
A-1145
W. JOHNSON
A-1329
W.&N.W.
R.R.CO.
A-226
W.&N.W.R.R.CO.
A-220
W.&N.W.R.R.CO.
A-224
W.&N.W.R.R.CO.
A-225
3
A-5289
5
A-1021
T. & P.R.R.CO.
7
A-3722
8 T.A. EZELL
A-5317
8
T.A. EZELL
9
A-601
T. & P.R.R.CO.
A-4364
10
C.C. BOYD
10
15
A-602
T. & P.R.R.CO.
A-5323
16
C.M. STRATTON
16
A-3725
T.A. EZELL
17
A-603
T. & P.R.R.CO.
A-4365
20
C.C. BOYD
21
A-605
T. & P.R.R.CO.
22
A-3724
T.A. EZELL
A-606
23
T. & P.R.R.CO.
24
25
A-607
T.&P.R.R.CO.
26
A-4366
C.C. BOYD
27
A-608
T. & P.R.R.CO.
A-4367
28
C.C. BOYD
29
A-609
T. & P.R.R.CO.
A-5698
32
L.W. CURRY
32
A-5208
32
C.E.A.
A-5699
32
H.T.C.
33
A-611
T. & P.R.R.CO.
A-4368
34
C.C. BOYD
A-4054
34
V. SMITH
35
A-612
T. & P.R.R.CO.
36
A-5015
C.C. BOYD
A-613
37
T. & P.R.R.CO.
38
A-3723
T.A. EZELL
A-614
39
T. & P.R.R.CO.
A-5620
40
T. LYON
A-4216
40
J.O. JOHNSON
40
A-5422
40
H.T.C.
40
A-5312
40
H. WYCHE
41
A-615
T. & P.R.R.CO.
44
A-3879
J.V. HARDY
45
A-617
T. & P.R.R.CO.
46
A-5885
C.C. CONLEY
47
A-618
T. & P.R.R.CO.
48
A-4241
M. ROWAN
BLK. 57    TSP. 1
T.& P.R.R.CO.
42 42
43
A-575
T. & P.R.R.CO.
A-1745
44
R. KYLE
A-5432
46
W.R.T.
A-5310
46
B.I.
46 A-6037
C.T.
47
A-576
T. & P.R.R.CO.
2
A-1963
2
J.C. CAMP
A-1308
2
J.C. CAMP
A-5333
2
J.B. WILSON
3
A-577
T. & P.R.R.CO.
A-1965
4
J.C. CAMP
4
A-1966
J.C. CAMP
A-580
9
T. & P.R.R.CO.
10
A-5065
R.C. LAMBIE
11
A-581
T. & P.R.R.CO.
A-4662
12
F.J.
5
A-3657
6
W.R. GLASSCOCK
A-5064
6
R.C. LAMBIE
A-579
7
T. & P.R.R.CO.
8
A-2750
B. STONE
18
A-2024
L.J. COX
17
A-584
T. & P.R.R.CO.
A-1964
16
J.C. CAMP
15
A-582
T. & P.R.R.CO.
14
A-2748
B. STONE
A-583
13
T. & P.R.R.CO.
1
A-619
T. & P.R.R.CO.
A-2059
2
J.U. DEVANEY
A-5756
2
F.M. MASON
A-5661
2
P.B. THOMAS
3
A-620
T. & P.R.R.CO.
A-2060
4
J.U. DEVANEY
A-5754
4
J.W. MCMILLEN
5
A-621
T. & P.R.R.CO.
A-2086
8
F.C. DYER
9
A-623
T. & P.R.R.CO.
10
A-2359
J.D. MCADAMS
A-1019
11
T. & P.R.R.CO.
12 12 12
A-4924
12
F.H. SCHULER
A-4829
12
M. PETERSON
A-624
13
T. & P.R.R.CO.
A-2025
14
L.J. COX
A-625
15
T. & P.R.R.CO.
A-2029
16
J. CRUME
A-626
17
T. & P.R.R.CO.
PETRA 4/5/2007 9:54:19 AM
BELL CANYON SAND
CHERRY CANYON SAND
TUNSTILL FIELD
Delaware Basin
Multi-pay environment
3300-5200’ depth
2008 Well Locations
Recently Drilled Locations
Recently acquired --
10,920 acres
Existing Acreage  --
8,920 acres
Tunstill Field Play
Tunstill Field Play
Loving Co.
Reeves Co.
Gross reserves/well bcfe: 0.56
Gross CapEx / well $M: $0.825
Company net acres: 19,840
Total seismic sq.mi.: 10
Avg working interest: 100%
Potential drill locations: 292
Total net CapEx $MM: $240.3
Wells planned 2008: 10
2008 net CapEx $MM: $8.6
Low-Risk Drilling Inventory

PSL BLK 28
PSL BLK 29
PETRA 4/26/2007 9:53:06 AM
Haley Area Play
Haley Area Play
Bone Springs, Strawn,
Atoka and Morrow Play
(17,700’ depth)
Expensive wells
High production rates
Large reserve potential
2008 Bone Springs Locations
2008 Deep Drilling Locations
Add’l Deep Drilling Locations
Drilling or Recent Completions
Chaparral Acreage
Gross reserves/well bcfe: 4.8
Gross CapEx / well $M: $6.0
Company net acres: 3,840
Total seismic sq.mi.: 29
Avg working interest: 74%
Potential drill locations: 25
Total net CapEx $MM: $87.1
Wells planned 2008: 10
2008 net CapEx $MM: $33.6
Low-Risk Drilling Inventory

23 Diamond Ring Production Map Washita County, OK Gunter 4-26H Gunter 4-26H -26H 26H Low-Risk Drilling Inventory

Gulf Coast Plays
Gulf Coast Plays
27 sq.mi. + 15 sq.mi. planned
40 sq.mi. + 60 sq.mi. planned
Gross reserves/well bcfe: 4.5
Gross CapEx / well $MM: $2.2
Company net acres: 54,642
Total seismic sq.mi.: 545
Avg working interest: 78%
Potential drill locations: 45
Total net CapEx $MM: $96.5
Wells planned 2008: 14
2008 net CapEx $MM: $21.7
Large Active Prospects Large Active Prospects
Counties with CEI interests Counties with CEI interests
Exploratory Drilling Inventory

25 Enhanced Oil Recovery (EOR) Polymer CO 2

26

1
10 11
22
9
15
33
13 14
24
26 27
36
4
10
16
20
27 29
32 33
T27N-R6E
PETRA 5/1/2007 4:36:57 PM
North Burbank Unit
WI – 99.25% (operated property)
Size – 23,080 acres; Depth - 3,000’
Cum. Recovery – 316 MMBO (primary & secondary
recovery)
Producing zone - Bartlesville Reservoir – 2 Tier
Wells - 237 producing, 160 injection, 555 TA Prod.
Upside Potential
Polymer EOR
Phillips instituted polymer EOR
Program from 1980 – 1986 as pilot
area
1,440 Acres
Production increased from 500 BOPD
to 1,200 BOPD
Shut down in 1986 due to low oil price
Phillips estimated an incremental oil
recovery for the polymer block A,
1,440 acre polymer pilot flood to be
2.36MMBO
Calumet reinstituted  polymer flood on
320 acres;  $6MM cost, 15 well pattern
Return 400 + wells to production
History shows 8 – 15 BOPD per well
C0
2
Enhanced Oil recovery
Infill drilling to tighter Bartlesville interval
Chaparral
Polymer Pilot
Phillips’ Polymer
Project
Enhanced Oil Recovery (EOR)

28 Enhanced Oil Recovery (EOR) Polymer CO 2

Substantial Upside with CO
2
Tertiary Recovery
CO
2
tertiary recovery projects Economics (4 proved reserve projects)
CO
2
project inventory
4 proved reserve projects
50 additional projects identified
Represents 8% of planned 2008
capex
CO
2
pipelines
352 miles of existing line
Significant expansion planned in
2008 through 2009
$144.8 million investment
$374.2 million net cash flow
$161.2 million PV-10
3.6x ROI
49% IRR
As of 12/31/07

Co2 Pipeline Co2 Pipeline
Original Oil in Place Recovered Original Oil in Place Recovered
12-15% Primary Recovery
12-15% Primary Recovery
-15% Primary Recovery
15% Primary Recovery
15-20% Secondary Recovery
15-20% Secondary Recovery
-20% Secondary Recovery
20% Secondary Recovery
4-11% Enhanced Recovery
4-11% Enhanced Recovery
-11% Enhanced Recovery
11% Enhanced Recovery

Camrick Area CO
2
Tertiary Recovery
NW Camrick Unit, Perryton Unit and Camrick Unit
Reservoir Morrow
Net acreage 15,200
OOIP (Mmbo)  125.6
Primary oil recovery (Mmbo) 16.6
Secondary oil recovery (Mmbo) 13.1
Estimated tertiary CO2 recovery (Mmbo)
14.4
Camrick Area
Beaver & Texas Counties, OK
Contains 4% of Proved Reserves Contains 4% of Proved Reserves
Consists of three unitized fields Consists of three unitized fields
Operated with an average working interest of 54% Operated with an average working interest of 54%
CO CO
2 2
injection has improved gross production in injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,507 Bbls/day Camrick Area from 175 Bbls/day to 1,507 Bbls/day
Expansion of CO Expansion of CO
2 2
injection operations is currently injection operations is currently underway and is expected to be implemented across underway and is expected to be implemented across all units all units
Actual vs. forecast oil production (BOPM) Overview
1,000
10,000
100,000
1,000,000
PHASE
1
PHASE 1+2
1+2+NP
1+2+NP+NW
1+2+NP+NW+3
ALL THREE UNITS
ACTUAL
Enhanced Oil Recovery (EOR)

32 CO 2 Pipeline & Potential Tertiary Fields Interstate Unit Booker Fields Enhanced Oil Recovery (EOR)

CO
2
Projects
CO
2
projects expansion
54 total projects (4 projects – proved reserves)
$1,859.3 million investment over the life of the project (54 projects)
660 miles of additional CO
2
pipeline required
CO
2
flood potential
1
At December 31, 2007, SEC pricing
Number of
Projects
EOR Potential
Net
(Mmbbl)
Total
Development
Capital Net
($MM)
PV-10
(After
Development
Capital)
($MM)
Total
Development
Capital
($/Bbl)
ROI
Proved ¹
4 6.9 $144.8 $374.2 $20.99 3.6
Enhanced Oil Recovery (EOR)

34 Oklahoma EOR Potential U.S. Dept of Energy - Office of Fossil Energy (April 2005) Enhanced Oil Recovery (EOR)

FY 2008 Production Forecast
43 – 45 Bcfe
Estimated Per Unit Costs
Lease operating expense at $2.55 – 2.60/Mcfe
General and administrative expense at $0.52 – 0.56/Mcfe
Chaparral 2008 Guidance (Pre-merger)

36 Agenda Transaction Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Edge Petroleum
High quality, concentrated, gas oriented asset
base focused in:
South Texas
Southeast Texas
Mississippi Interior Salt Basin
Southeast New Mexico
Fayetteville / Moorefield Shale
Growth driven by drill-bit and select
acquisitions strategy employing
Balanced portfolio of low-to-moderate risk
developments projects and higher risk/higher
reward opportunities
Extensive 3D seismic inventory and ongoing
data acquisition and reprocessing program
Poised for growth with sizeable inventory of
projects
118 “Drill Ready” projects
83 Bcfe of PDNP and PUD reserves
PDNP: 232 projects in 150 wells
PUD:  62 projects in 56 wells
Reserves / Resources as of 1/1/2008
(1)
Proved Reserves Profile
S TX
81%
SE TX
4%
Other
5%
NM
5%
MS
5%
PDP
49%
PUD
23%
PDNP
28%
Category
Oil
29%
Gas
71%
Mix
Region
(1) Proved reserves estimates prepared by Ryder Scott and Von Gonten.

Ouachita
Uplift
Midland
Basin
Delaware
Basin
Val Verde
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Basin
Arkoma
Basin
Fort
Worth
Basin
Sabine
Uplift
North Texas
Reserves:  18.6 Bcfe, 2% of total
Production¹: 3.8 Mmcfed, 2% of total
Rocky Mountains
Reserves:  22.4 Bcfe, 2% of total
Production¹:
2.6 Mmcfed, 2% of total
Ark-La-Tex
Reserves:  29.2 Bcfe, 3% of total
Production: 5.3 Mmcfed, 3% of total
Oklahoma City
Combined Company Total
2007 year-end proved reserves – 1,150 Bcfe
2007 average daily production – 172 Mmcfe
Mid-Continent
Reserves: 757.4 Bcfe, 66% of total
Production: 72.1 Mmcfed, 42% of total
Permian Basin
Reserves:  115.7 Bcfe, 10% of total
Production¹:
20.4 Mmcfed, 12% of total
Combined Assets
Core area
Growth area
Acreage
Field offices
Headquarters
Edge Assets
Gulf Coast
Reserves:  191.1 Bcfe, 17% of total
Production: 64 Mmcfed, 37% of total
Mississippi Salt
Reserves:  9.0 Bcfe, 1% of total
Production: 2.4 Mmcfed, 1% of total
Gulf Coast Becomes CPR’s Third Core Area
* Totals include 6.8 Bcfe of reserves and 1.9 MMcfe of daily production from areas other than presented.

2007 Pro Forma Reserves and Production by Area
Edge Reserves Pro Forma Reserves Chaparral Reserves
Edge Production
Chaparral Production Pro Forma Production
South Texas
91%
Mississippi &
Other
4%
Permian
5%
South Texas
85%
Permian
5%
Mississippi &
Other
10%
Mid-Continent
82%
Gulf Coast
5%
Permian
11%
Rocky
Mountains
2%
Gulf Coast
9%
Permian
15%
Rocky
Mountains
2%
Mid-Continent
74%
Mid-Continent
42%
Gulf Coast
37%
Other
9%
Permian
12%
R/P: 7.3 years R/P: 24.3 years R/P: 18.3 years
Reserves and production based on 2007 year-end data
163 Bcfe
Proved
Reserves
987 Bcfe
Proved
Reserves
1,150 Bcfe
Proved
Reserves
61
MMcfe/d Net
Production
172
MMcfe/d Net
Production
111
MMcfe/d Net
Production
Permian
10%
Other
7%
Gulf Coast
17%
Mid-Continent
66%

40 Agenda Transaction Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Merger Financing
New Credit Facility
$825 million or $1.0 billion credit facility
Additional hedges will determine final facility size
Availability on the facility will be adequate to fund our combined drilling and acquisition needs
New Series B Preferred Stock
$150 private placement of preferred stock with Magnetar
6.5% cash dividend or 8.0% payable-in-kind